UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2015 (Date of earliest event reported)
Cott Corporation (Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	001-31410 (Commission File Number)	98-0154711 (IRS Employer Identification Number)

6525 Viscount Road Mississauga, Ontario, Canada 5519 West Idlewild Ave Tampa, Florida, United States (Address of principal executive offices)		L4V1H6 33634 (Zip Code)
813-313-1800 905-672-1900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 28, 2015, Cott Corporation (the "Company") issued a press release reporting financial results for the fiscal quarter ended October 3, 2015. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 8.01. Other Events

On October 28, 2015, the Company announced that the Board of Directors declared a dividend of $0.06 per common share, payable in cash on December 10, 2015 to shareowners of record at the close of business on December 1, 2015.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

(d) Exhibits
            99.1       Press Release of Cott Corporation dated October 28, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2015	COTT CORPORATION By: /s/ Marni Morgan Poe Marni Morgan Poe Vice President, General Counsel and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Cott Corporation dated October 28, 2015